EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Wave BioPharma, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Sapirstein, Chief Executive Officer of the Company, and Sarah Romano, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2022	/s/ James Sapirstein
James Sapirstein
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Sarah Romano
Sarah Romano
Chief Financial Officer
(Principal Financial and Accounting Officer)